As filed with the Securities and Exchange Commission on July 25, 2000

                           Registration No. 333-41556

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            POST-EFFECTIVE AMENDMENT
                                      NO. 1

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Tech Electro Industries, Inc.
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             (Exact name of registrant as specified in its charter)

            Texas                                             75-2408297
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(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification Number)

275 North Franklin Turnpike, Suite 230, Ramsey, NJ 07446      (201) 760-9900
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(Address of Principal Executive Offices)                      Telephone Number

         Tech Electro Industries, Inc. 1995 Incentive Stock Option Plan

              Tech Electro Industries, Inc. 1999 Stock Option Plan

          Tech Electro Industries Inc. 2000 Incentive Stock Option Plan
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                            (Full Title of the Plans)

William Tan Kim Wah                                     Copy to:
Tech Electro Industries, Inc.                           Carl A. Generes
275 North Franklin Turnpike, Suite 230                  Attorney at Law
Ramsey, NJ 07446                                        4315 West Lovers Lane
(201) 760-9900                                          Dallas, Texas 75209
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(Name, address and phone number of agent for service)   (214) 352-8674
                                                        (214) 352-4135 (Fax)




This Post-Effective Amendment No. 1 to the registration statement corrects typographical errors in Exhibit 5, the Opinion and Consent of Law Office of Carl
A. Generes and Exhibit 23.2 the Consent of Independent Auditors. Both exhibits as originally filed referred to 3,405,250 as the number of shares of the registrant's stock being registered. The correct number of shares, 3,417,750, is reflected in these two exhibits included in this Post-effective Amendment No. 1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this post-effective amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, hereunto duly authorized, in Los Angeles, California, on July 21, 2000.

TECH ELECTRO INDUSTRIES, INC.




By:      /s/ William Tan Kim Wah
         William Tan Kim Wah
         Chairman, Chief Executive Officer
         and President

















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



EXHIBIT INDEX

Exhibit No.                Description
----------------------     ---------------------------------------------------
5                          Opinion of the Law Office of Carl A. Generes ***

23.1 Consent of the Law Office of Carl A. Generes (included in its opinion filed as Exhibit 5 hereto)

23.2 Consent of King Griffin & Adamson P.C., independent certified public accounts.***






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 ***     Filed herewith.











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